                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                                    NSTAR
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                  [LOGO] NSTAR

                               800 Boylston Street
                                 Boston, MA 02199

                                                                  March 23, 2001

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of NSTAR to be held on Thursday, April 26, 2001 at 11:00 a.m. at the Copley Theatre, 225 Clarendon Street, Boston, Massachusetts 02116.

The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement set forth the business to come before this year's meeting.

Your vote on the business at the Annual Meeting is important, regardless of the number of shares that you own. Whether or not you plan to attend the Annual Meeting, please sign, date and return your proxy in the envelope provided, or vote your proxy electronically as provided in the instructions set forth on the proxy card, as soon as possible. At the Annual Meeting, management will report on operations and other matters affecting NSTAR and will respond to Shareholders' questions.

                                    Sincerely,


                                    /s/ Thomas J. May

                                    Thomas J. May
                                    Chairman of the Board
                                    and Chief Executive Officer

                                  [LOGO] NSTAR

                               800 Boylston Street
                           Boston, Massachusetts 02199

                                  ------------

                    Notice of Annual Meeting of Shareholders
                          to be held on April 26, 2001

                                  ------------

To the Holders of NSTAR's Common Shares:

The Annual Meeting of Shareholders of NSTAR will be held at the Copley Theatre, 225 Clarendon Street, Boston, Massachusetts 02116, on Thursday, April 26, 2001 at 11:00 a.m., for the following purposes:

      1. To elect four Class II trustees to serve until the Annual Meeting to be held in the year 2004 and until the election and qualification of their respective successors.

      2. To transact any other business which may properly come before the Annual Meeting or any adjournment thereof.

Further information as to the matters to be considered and acted on at the Annual Meeting can be found in the accompanying Proxy Statement.

Only the holders of Common Shares of NSTAR as of the close of business on March 5, 2001 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

Please sign, date and return the accompanying proxy in the enclosed addressed envelope, which requires no postage if mailed in the United States, or cast your vote by telephone or the Internet. Your proxy may be revoked at any time before the vote is taken by delivering to the Clerk a written or oral revocation or a proxy bearing a later date.

                                           By Order of the Board of Trustees,


                                           /s/ Douglas S. Horan

                                           Douglas S. Horan
                                           Senior Vice President,
                                           Clerk and General Counsel

Boston, Massachusetts
March 23, 2001

                                      NSTAR
                               800 Boylston Street
                           Boston, Massachusetts 02199
                                 (617) 424-2000

                                  ------------

                                 PROXY STATEMENT

                                  ------------

This Proxy Statement, together with the accompanying proxy and 2000 Annual Report to Shareholders, is being furnished to Shareholders of NSTAR, a Massachusetts business trust ("NSTAR" or "the Company") in connection with the solicitation of proxies by the Board of Trustees of NSTAR to be voted at the Annual Meeting of Shareholders ("Annual Meeting"). The Annual Meeting will be held on Thursday, April 26, 2001 at the Copley Theatre, 225 Clarendon Street, Boston, Massachusetts, 02116. Due notice of the Annual Meeting is being given in accordance with the Company's Declaration of Trust for the purposes set forth in the foregoing Notice. The approximate date on which this Proxy Statement and accompanying proxy card will first be mailed to Shareholders is March 23, 2001.

The accompanying proxy, if properly executed and delivered by a Shareholder entitled to vote (or voted electronically), will be voted at the Annual Meeting as specified in the proxy, but may be revoked at any time before the vote is taken by delivery to the Clerk of the Company of a written revocation, by oral revocation in person to the Clerk at the Annual Meeting, or by a proxy bearing a later date. If choices are not specified on the accompanying proxy, the shares will be voted FOR the election of all of the nominees for trustee specified below.

All the costs of preparing, assembling and mailing the enclosed material and any additional material which may be sent in connection with the solicitation of proxies will be paid by the Company, and no part thereof will be paid directly or indirectly by any other person. The Company has retained Georgeson Shareholder Communications Inc. to assist in the solicitation of proxies at a fee of $2,000, plus actual out-of-pocket expenses. Some employees may devote a part of their time to the solicitation of proxies or for attendance at the Annual Meeting, but no additional compensation will be paid to them for the time so employed, and the cost of such additional solicitation will be nominal. The Company will reimburse brokerage firms, banks, trustees and others for their actual out-of-pocket expenses in forwarding proxy material to the beneficial owners of its Common Shares.

On March 5, 2001, there were issued and outstanding 53,032,546 NSTAR Common Shares. Only holders of record of NSTAR Common Shares at the close of business on that date shall be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof, and those entitled to vote will have one vote for each Common Share held. The NSTAR Savings Plan owned beneficially 4,216,581 Common Shares, representing 8% of the outstanding Common Shares as of January 31, 2001. Members of the Plan are entitled to give voting instructions with respect to their interests.

The Annual Report to Shareholders of NSTAR for the year ended December 31, 2000, which includes financial statements, is being mailed to Shareholders with this Proxy Statement.

                      PROPOSAL NO. 1: ELECTION OF TRUSTEES

Information about the NSTAR Board, Nominees and Incumbent Trustees

NSTAR's Declaration of Trust provides for classification of the NSTAR Board of Trustees into three classes serving staggered three-year terms. Pursuant to NSTAR's Declaration of Trust, the Board of Trustees has fixed the number of trustees for the ensuing year at 12. The four persons named below have been nominated by the NSTAR Board of Trustees for election as Class II trustees for a term expiring at the Annual Meeting to be held in the year 2004 and until their successors are duly elected and qualified. The remaining trustees will continue to serve as set forth below, with the Class III trustees having terms expiring in 2002 and the Class I trustees having terms expiring in 2003. If any of the nominees shall by reason of death, disability or resignation be unavailable as a candidate at the NSTAR Annual Meeting, votes pursuant to the proxy will be cast for a substitute candidate as may be designated by the NSTAR Board, or in the absence of such designation, in such other manner as the trustees may in their discretion determine. The names of the Class II nominees and incumbent Class I and Class III trustees, their ages, and certain other information regarding the nominees and incumbent trustees are set forth later in this Proxy Statement.

At the time of the Annual Meeting, Mr. Nelson S. Gifford will retire from the Board of Trustees. The Company thanks Mr. Gifford for his years of dedicated service to the Company.

The retirement of Mr. Nelson Gifford will create a vacancy in the Class II nominee ranks. In order to keep the classes of trustees as even as possible, Mr. Gary L. Countryman has resigned as a Class I Trustee, effective at the time of the Annual Meeting, and will stand for nomination at the Annual Meeting as a Class II Trustee.

The NSTAR Board of Trustees held nine regular meetings during 2000. The NSTAR Board of Trustees has an Executive Committee, an Audit, Finance and Risk Management Committee, an Executive Personnel Committee and a Board Governance and Nominating Committee. The Executive Committee's duties include the review and recommendation of dividend payment and policy to the NSTAR Board of Trustees and the exercise of those powers of the NSTAR Board of Trustees which may be exercised between regular Board meetings. The Executive Committee met four times in 2000. The responsibilities and duties of the Audit, Finance and Risk Management Committee are described in the Report of the Committee and in its Charter. Please refer to the Report of the Audit, Finance and Risk Management Committee which begins on page 7 and the Committee's Charter set forth in Appendix A to this Proxy Statement. This Committee met three times in 2000. The Executive Personnel Committee, which is responsible for reviewing executive officer compensation, personnel planning and performance, certain benefit programs and human resources policies, met three times in 2000. The Board Governance and Nominating Committee, which establishes guidelines and monitors Board composition, membership, compensation and effectiveness, also met three times in 2000. All trustees attended at least 75% of the meetings of the NSTAR Board and the committees of the NSTAR Board on which such trustees served.

The NSTAR Board has adopted the following trustee retirement policy: trustees who are employees of NSTAR, with the exception of the Chief Executive Officer, retire from the Board when they retire from employment with the Company. Trustees who are not employees of NSTAR or who have served as Chief Executive Officer retire from the Board at the Annual Meeting of Shareholders following their seventieth birthday.

The names of the nominees as Class II trustees and the incumbent Class III and Class I trustees and certain information concerning each such trustee are shown in the following table. Unless otherwise indicated, all nominees and incumbent trustees have held their current or equivalent positions for the previous five years.

             Nominees as Class II Trustees - Terms Expiring in 2004

Nominees                         Principal Occupation and Directorships

Sheldon A. Buckler               Retired Vice Chairman of the Board, Polaroid
Age: 69                          Corporation (Manufacturer of photographic
Trustee since: 1999              equipment and supplies); Director, Aseco Corp.;
Member: Executive,               Lord Corporation; Massachusetts Eye and Ear
Executive Personnel and          Infirmary; Micro Component Technology Corp.;
Board Governance and             Nashua Corporation and Parlex Corp.
Nominating Committees

Gary L. Countryman (1)           President, Chief Executive Officer and a
Age: 61                          Director, Liberty Financial Companies, Inc.;
Trustee since: 1999              (Financial services); Chairman Emeritus,
Member: Executive and            Liberty Mutual Insurance Company, Liberty
Executive Personnel              Mutual Fire Insurance Company and Liberty Life
Committees                       Assurance Company of Boston; formerly Chairman,
                                 Chief Executive Officer and a Director
                                 (1986-1998), Liberty Mutual Insurance Company,
                                 Liberty Mutual Fire Insurance Company and
                                 Liberty Life Assurance Company of Boston;
                                 Director, Liberty Mutual Insurance Company;
                                 Liberty Mutual Fire Insurance Company; Liberty
                                 Life Assurance Company of Boston; FleetBoston
                                 Financial and Harcourt General, Inc.

Matina S. Horner                 Executive Vice President, Teachers Insurance
Age: 61                          and Annuity Association/ College Retirement
Trustee since: 1999              Equities Fund (Financial services); formerly
Member: Executive and Audit,     President (1972-1989), Radcliffe College;
Finance and Risk Management      Director, The Neiman-Marcus Group, Inc.
Committees

Thomas J. May                    Chairman of the Board, Chief Executive Officer
Age: 53                          and a Director/Trustee (since 1999), NSTAR and
Trustee since: 1999              its subsidiaries; formerly Chairman of the
Member: Executive and            Board, President and Chief Executive Officer
Board Governance and             and a Trustee (1998 to 1999), BEC Energy, and
Nominating Committees            Chairman of the Board, President and Chief
                                 Executive Officer and a Director (1995 to
                                 1999), Boston Edison Company; Director,
                                 FleetBoston Financial; Liberty Financial
                                 Companies, Inc.; Liberty Mutual Insurance
                                 Company; New England Business Services, Inc.
                                 and RCN Corporation.

              Incumbent Class III Trustees - Terms Expiring in 2002

Trustees                         Principal Occupation and Directorships

Charles K. Gifford               President, Chief Operating Officer and a
Age: 58                          Director (since October, 1999) FleetBoston
Trustee since: 1999              Financial (Bank holding company); formerly
Member: Executive and            Chairman and Chief Executive Officer
Board Governance and             (1997-1999), Chief Executive Officer
Nominating Committees            (1996-1997) and Chairman, President and Chief
                                 Executive Officer (1995-1996), BankBoston;
                                 Director, Massachusetts Mutual Life Insurance
                                 Company.

Paul A. La Camera                President and General Manager (since 1997),
Age: 58                          WCVB-TV Channel 5 (Broadcasting); formerly Vice
Trustee since: 1999              President and General Manager (1994-1997).
Member: Audit, Finance and
Risk Management and
Board Governance and
Nominating Committees

Sherry H. Penney                 Professor of Leadership, College of Management
Age: 63                          (2001-present), University of Massachusetts at
Trustee since: 1999              Boston; formerly Chancellor (1988-1995 and
Member: Executive Personnel      1996-2000), University of Massachusetts at
and Board Governance and         Boston; formerly President (1995) (interim),
Nominating Committees            University of Massachusetts at Boston.

Russell D. Wright                President, Chief Operating Officer and a
Age: 54                          Director/Trustee (since 1999), NSTAR and its
Trustee since: 1999              subsidiaries; formerly President, Chief
Member: Executive and            Executive Officer and a Trustee (1998 to 1999),
Board Governance and             Commonwealth Energy System, and President,
Nominating Committees            Chief Operating Officer and a Director
                                 (1993-1998), Commonwealth Energy System's operating subsidiaries; Director, Reed and
                                 Barton.

               Incumbent Class I Trustees - Terms Expiring in 2003

Trustees                         Principal Occupation and Directorships

Kevin C. Bryant                  General Manager - FleetBoston Financial -
Age: 40                          Europe (Bank holding company).
Trustee since: 1999
Member:  Audit, Finance and
Risk Management Committee

Thomas G. Dignan, Jr.(2)         Of Counsel, Ropes & Gray (Law firm).
Age: 60
Trustee since: 1999
Member: Executive Personnel
and Board Governance and
Nominating Committees

Franklin M. Hundley(2)           Of Counsel, Rich, May, Bilodeau & Flaherty,
Age: 66                          P.C., (Law firm); Member, Advisory Board,
Trustee since: 1999              Berkshire Energy Resources (subsidiary of
Member:  Audit, Finance and      Energy East).
Risk Management and
Executive Personnel Committees

Gerald L. Wilson                 Vannevar Bush Professor of Engineering,
Age: 61                          Massachusetts Institute of Technology;
Trustee since: 1999              Director, Analogics Corp. and SatCon Technology
Member:  Audit, Finance and      Corp.
Risk Management and
Board Governance and
Nominating Committees

      (1) Mr. Countryman is resigning his position as a Class I Trustee and is standing for election as a Class II Trustee to fill the vacancy caused by the retirement of Mr. Nelson Gifford, so as to create three classes of four Trustees each, as required by the NSTAR Declaration of Trust.

      (2) During 2000, NSTAR and its subsidiaries paid legal fees to the firms of Ropes & Gray and Rich, May, Bilodeau & Flaherty, P.C.

Trustee Compensation

Each trustee who is not an employee of NSTAR receives an annual Board retainer of $20,000 in cash and $20,000 of value in NSTAR Common Shares. Trustees who are also members of the Executive Committee or who chair an NSTAR Board Committee receive an additional retainer of $3,000. Trustees who are not employees of NSTAR receive $1,000 for attendance in person at each meeting of the Board or a Committee and $500 for participating in such a meeting by telephone. Trustees may elect to defer part or all of their fees pursuant to NSTAR's Trustees' Deferred Fee Plan.

Common Share Ownership by Trustees and Executive Officers

The following table sets forth the number of NSTAR Common Shares beneficially owned as of January 31, 2001 by each trustee and nominee, by each of the executive officers named in the Summary Compensation Table, and by the trustees and executive officers of NSTAR as a group. None of the individual or collective holdings listed below exceeds 1% of the outstanding NSTAR Common Shares. Unless otherwise indicated below, all of the shares listed are held by the persons named with both sole voting and investment power.

Name of Beneficial Owner                                     Number of
------------------------                                NSTAR Common Shares
                                                   Beneficially Owned (1)(2)(3)
                                                   ----------------------------
Kevin C. Bryant .........................................      1,304

Sheldon A. Buckler ......................................      8,179

Gary L. Countryman ......................................      6,128

Thomas G. Dignan, Jr ....................................      6,876

Charles K. Gifford ......................................      5,057

Nelson S. Gifford .......................................     10,312

Douglas S. Horan ........................................     49,306

Matina S. Horner ........................................      5,852

Franklin M. Hundley .....................................      6,465

James J. Judge ..........................................     46,915

Paul A. La Camera .......................................      1,314

Thomas J. May ...........................................    213,649

Deborah A. McLaughlin ...................................     15,772

Sherry H. Penney ........................................      5,896

Gerald L. Wilson ........................................      3,017

Russell D. Wright .......................................     37,521

All trustees and executive officers as a group,
including those named above (18 persons) ................    459,609

(1) Includes the following number of Common Share options which each of the Named Executive Officers has the right to exercise within 60 days of January 31, 2001: Mr. May, 166,333 shares; Mr. Wright, 14,333 shares; Ms. McLaughlin, 8,000 shares; Mr. Horan, 38,333 shares; and Mr. Judge, 36,733 shares; all executive officers as a group, 288,132 shares.

(2) Includes the following number of Common Shares held in NSTAR's Deferred Compensation Trust: Mr. May, 35,535 shares; Mr. Wright, 13,636 shares; Ms. McLaughlin, 5,392 shares; Mr. Horan, 6,717 shares; and Mr. Judge, 6,326 shares; all executive officers as a group, 73,526 shares. Participants in the Deferred Compensation Plan may instruct the Plan trustee to vote NSTAR Common Shares held in the trust in accordance with their allocable share of such deferrals, but have no dispositive power with respect to shares held in the trust.

(3)   Includes the following number of Common Shares held in the NSTAR Savings
      Plan: Mr. May, 10,609 shares; Mr. Wright, 8,363 shares; Ms. McLaughlin, 1,965 shares; Mr. Horan, 3,676 shares; and Mr. Judge, 3,459 shares; all executive officers as a group, 33,798 shares.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that trustees, executive officers and persons who beneficially own more than ten percent (10%) of NSTAR's Common Shares file initial reports of ownership on Form 3 and reports of changes in ownership on Form 4 and/or Form 5 with the Securities and Exchange Commission ("the SEC") and any national securities exchange on which NSTAR's Common Shares are traded. Trustees, executive officers and greater than ten percent (10%) beneficial owners are required by the SEC's regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based on a review of the forms furnished to the Company and written representations from the trustees and executive officers, the Company believes that all Section 16(a) filing requirements applicable to its trustees and executive officers were complied with for 2000.

               AUDIT, FINANCE AND RISK MANAGEMENT COMMITTEE REPORT

The Audit, Finance and Risk Management Committee is composed of Dr. Matina S. Horner, Chair, Messrs. Kevin C. Bryant, Nelson S. Gifford, Franklin M. Hundley and Paul A. La Camera and Dr. Gerald L. Wilson.

The responsibility of the Audit, Finance and Risk Management Committee is to assist the Board of Trustees in the discharge of the Board's oversight responsibilities with respect to: (i) the financial information provided to Shareholders and the independent audit thereof, and (ii) the accounting and financial reporting principles and policies and systems of internal controls and procedures established by management. The Committee also reviews the short and long-term financing requirements of NSTAR and its risk management and legal compliance programs. The Audit, Finance and Risk Management Committee annually recommends to the Board of Trustees the appointment of a firm of independent public accountants to audit the external financial statements of the Company. The Committee meets with such independent public accountants, the Company's internal auditor, the Chief Executive Officer and the senior management of the Company to review the scope and the results of the annual audit, the amount of audit fees, the Company's system of internal accounting controls and financial statements contained in the Company's Annual Report to Shareholders, and other related matters. A more detailed description of the responsibilities and functions of the Audit, Finance and Risk Management Committee can be found in the Audit, Finance and Risk Management Committee's Charter attached to this Proxy Statement as Appendix A.

The Audit, Finance and Risk Management Committee has reviewed and discussed with management the financial statements for fiscal year 2000 audited by PricewaterhouseCoopers LLP, NSTAR's independent public accountants, and various matters related to the financial statements, including those matters required to be discussed by Statements on Auditing Standards (SAS) No.61 (Codification of Statements on Auditing Standards, AU 380). Such matters include the initial selection and changes in accounting policies, management judgments and accounting estimates, significant audit adjustments and disagreements with management. The Audit, Finance and Risk Management Committee has also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independent Standards Board Standard No. 1, Independence Discussions with Audit Committees), has discussed with PricewaterhouseCoopers LLP those matters required to be disclosed by SAS 61, and has considered whether the provision of non-audit services by the independent public accountants is compatible with maintaining auditor independence, together with the issue of PricewaterhouseCoopers LLP's independence generally. Based upon such review and discussions, the Audit, Finance and Risk Management Committee has recommended to the Board of Trustees that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ending December 31, 2000 for filing with the SEC.

                            By the Audit, Finance and Risk Management Committee,

                                                         Matina S. Horner, Chair
                                                                 Kevin C. Bryant
                                                               Nelson S. Gifford
                                                             Franklin M. Hundley
                                                               Paul A. La Camera
                                                                Gerald L. Wilson

                           2000 AUDIT AND RELATED FEES

The following sets forth fees incurred by NSTAR and its subsidiaries during 2000 for services provided by PricewaterhouseCoopers LLP, the Company's independent public accountants:

                              Information Systems Design
Financial Statement Fees        and Implementation Fees        All Other Fees(1)
------------------------        -----------------------        -----------------
       $641,644                           $0                        $181,168

      (1) Includes fees for ERISA Plan audits, debt issuance letters and tax consulting.

                             EXECUTIVE COMPENSATION

Report of the Executive Personnel Committee

Under the rules established by the SEC, NSTAR is required to provide certain data and information about the compensation and benefits provided to its executive officers, including NSTAR's Chief Executive Officer and the four other most highly compensated executive officers (the "Named Executive Officers"). The disclosure requirements for the Named Executive Officers include the use of tables summarizing total compensation and a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting those individuals for the prior year. In fulfillment of this requirement, the Executive Personnel Committee, at the direction of the NSTAR Board of Trustees, has prepared the following report for inclusion in this Proxy Statement.

The Executive Personnel Committee

NSTAR's executive compensation program is administered by the Executive Personnel Committee, a committee of the NSTAR Board composed of the six non-employee trustees listed as signatories to this report. Except as discussed below, none of these non-employee trustees has any interlocking or other relationship with NSTAR that would require disclosure to the SEC. Generally, all decisions of the Executive Personnel Committee regarding the compensation of the Chief Executive Officer and the Chief Operating Officer are subject to the approval of the non-employee trustees of NSTAR, none of whom is eligible to participate in the incentive plans described below. The Executive Personnel Committee also administers the 1997 Stock Incentive Plan discussed below.

Compensation Philosophy

The executive compensation philosophy of NSTAR is to provide competitive levels of compensation that advance NSTAR's annual and long-term performance objectives, reward corporate performance, and assist NSTAR in attracting, retaining and motivating highly qualified executives. The framework for the Committee's executive compensation program is to establish base salaries which are competitive with electric and gas utility companies in general and to provide incentives for excellent performance by providing executives with the opportunity to earn additional remuneration under the annual and long-term incentive plans. The incentive plan goals are designed to improve the effectiveness and enhance the efficiency of NSTAR's operations and to create value for Shareholders. The Committee also seeks to link executive and Shareholder interests through equity-based incentive plans. The Committee has recommended and the Board of Trustees has approved share ownership guidelines of five times base salary for the Chief Executive Officer, three times base salary for senior executive officers and two times base salary for all other executive officers. These guidelines allow the executives five years to achieve these levels of ownership.

Components of Compensation

Compensation paid to the Named Executive Officers, as reflected in the following tables, consists of three primary elements: base salary, annual incentive awards, and long-term incentive awards. NSTAR compares its compensation levels against those of other growth-oriented investor-owned electric and gas utility companies. NSTAR's strategy is to establish total compensation (base salary and annual incentives) at the 60th percentile of the utility industry, and to compare its long-term incentive plan to those of more aggressive utilities and general industry companies that focus on value creation.

During 2000, the Committee reviewed and updated data collected by nationally recognized compensation experts, as well as data collected by NSTAR's human resources organization, to determine whether NSTAR's compensation strategy is being met. The review evaluated base salary and annual incentives of nearly all gas and electric utility companies and the long-term incentives of a blend of utilities and general industry. The data demonstrated that NSTAR is in conformance with its compensation strategy to the satisfaction of the Committee.

The income tax deductions of publicly traded companies may be limited to the extent total compensation for certain executive officers exceeds one million dollars during any year; however, the deduction limit does not apply to payments which qualify as "performance based." The Committee has reviewed the regulations issued by the Internal Revenue Service and will continue to review the application of these rules to future compensation. However, the Committee intends to continue basing its executive compensation decisions primarily upon performance achieved, both corporate and individual, while retaining the right to make subjective decisions and to award compensation that may or may not meet all of the Internal Revenue Service's requirements for deductibility.

Annual Incentive Plan

Annual incentive payments for 2000 made to the Named Executive Officers, reported in the fourth column of the Summary Compensation Table below, were based in 2000 on corporate and business unit performance objectives. All such objectives and goals were derived from the respective corporate operating plans and approved by the Committee. Corporate performance objectives include a comparison of target to actual earnings per share from operations. Business unit performance objectives include predetermined levels for operating and capital budgets, as well as key operating goals. The annual incentive plan award for Mr. May was based solely on NSTAR achieving the earnings per share objective. In 2000, basic earnings per share were $3.19, which exceed the plan target. The annual incentive plan awards for the other Named Executive Officers were based 50% on earnings per share and 50% on business unit performance objectives to achieve certain business unit budget and operating plan targets. These officers exceeded the specified business unit performance levels.

Long-Term Compensation

Under the 1997 Stock Incentive Plan, Named Executive Officers and other key employees are eligible to receive grants from time to time of stock-related awards of seven general types: (i) stock options, (ii) stock appreciation rights, (iii) restricted stock awards, (iv) deferred stock awards, (v) performance unit awards, (vi) dividend equivalent awards, and (vii) other stock-based awards. The long-term grants in 2000 consisted of non-qualified stock options, deferred shares and dividend equivalents on the deferred shares, and were based upon the Committee's evaluation of performance towards key strategic objectives and competitive award data provided by an external consultant. The Committee did not weight any of these factors. The options and the deferred shares vest at the rate of 33% per year over a three-year period from the date of grant, and the options may be exercised over a ten-year period.

Other Plans

NSTAR has adopted certain broad-based employee benefit plans in which officers, including the Named Executive Officers, are permitted to participate on the same terms as non-executive employees who meet applicable eligibility criteria. Such plans include pension, life, and health insurance plans, as well as a 401(k) savings plan which includes a company contribution equal to 50% of the employee's deferral up to 8% of compensation contributed by the employee, up to a maximum excludable 401(k) contribution allowed by the Internal Revenue Code. In addition, NSTAR has a deferred compensation plan in which the Named Executive Officers may elect to participate. The Named Executive Officers also participate in the Supplemental Executive Retirement Plan, which provides eligible participants with supplementary retirement of up to 60% of final average cash compensation, depending upon each participant's years of service, reduced by 50% of the participant's social security benefit and further reduced by benefits the participant receives under NSTAR's pension plan and excess plan. In addition, Mr. May can elect an alternative supplemental retirement benefit equal to 33% of final base salary annually for 15 years.

Mr. May's 2000 Compensation

The Executive Personnel Committee makes decisions regarding the compensation of the Chief Executive Officer using the same philosophy and criteria set forth above. As with the compensation of all executive officers, NSTAR compares compensation levels for the Chief Executive Officer to those of all other investor-owned electric and gas utility companies.

Each year NSTAR approves the adjustment of salary ranges for the Chief Executive Officer and other executive officers based on studies conducted by external executive compensation consultants and internal personnel. Based upon 2000 studies, NSTAR's executive compensation levels were adjusted to be within the approved 60th percentile position to market, and Mr. May's annual base salary was increased to $650,000.

Mr. May's annual incentive award, shown in the fourth column of the Summary Compensation Table below, was in conformance with the provisions of the annual incentive plan as described above, and was based on the Company exceeding its operating plan targets. The Committee's policy is to base individual long-term incentive awards on information derived from an annual study by the Company's compensation consultant comparing the value of long-term incentive grants to salary levels for a blend of gas and electric utilities and general industry companies. The 18,000 deferred shares and 60,000 options granted Mr. May in 2000 reflect this policy.

                                           By the Executive Personnel Committee,

                                                       Gary L. Countryman, Chair
                                                              Sheldon A. Buckler
                                                           Thomas G. Dignan, Jr.
                                                               Nelson S. Gifford
                                                             Franklin M. Hundley
                                                                Sherry H. Penney

Compensation Committee Interlocks and Insider Participation

Charles K. Gifford, who is a member of the NSTAR Board of Trustees, is President, Chief Operating Officer and a Director of Fleet Boston Financial. Thomas J. May, NSTAR's Chairman of the Board and Chief Executive Officer, serves on the Board of Directors of Fleet Boston Financial and is a member of its Human Resources and Governance Committee.

Gary L. Countryman, who is a member of the NSTAR Board of Trustees and Chair of NSTAR's Executive Personnel Committee, is President, Chief Executive Officer and a Director of Liberty Financial Companies, Inc. and Chairman Emeritus and a Director of Liberty Mutual Insurance Company, Liberty Mutual Fire Insurance Company and Liberty Life Assurance Company of Boston. Mr. May serves on the Boards of Directors of Liberty Financial Companies, Inc. and Liberty Mutual Insurance Company.

                          EXECUTIVE COMPENSATION TABLES

The following information is provided regarding annual and long-term compensation earned by the Chief Executive Officer and the four other most highly compensated executive officers of NSTAR for the years 1998, 1999 and 2000.

                           SUMMARY COMPENSATION TABLE

                                                    Annual Compensation                    Long-Term Compensation

                                                                                          Awards           Payouts
                                            -----------------------------------  -----------------------   -------
                                                                       Other     Deferred/    Securities
                                                                       Annual    Restricted   Underlying              All Other
                                                                       Compen-     Stock        Options/   LTIP(4)     Compen-
Name and Principal Position         Year   Salary(1)       Bonus      sation(2)   Awards(3)     SARs(#)    Payouts    sation(5)
---------------------------         ----   ---------       -----      ---------  ----------   ----------   -------    ---------
Thomas J. May ...............       2000   $645,000      $750,000        --       $798,750       60,000           --   $  6,800
Chairman of the Board               1999    571,667       650,000        --        351,688       79,000           --      9,600
and Chief Executive                 1998    519,583       600,000        --        238,500       60,000           --      9,600
Officer

Russell D. Wright ...........       2000   $506,667      $400,000        --       $310,625       35,000           --   $  6,800
President and Chief                 1999    416,475       272,963        --        208,808       43,000     $546,928     17,547
Operating Officer                   1998    323,434       118,825        --        120,000           --           --     12,791

Deborah A. McLaughlin .......       2000   $318,667      $200,000        --       $164,188       18,000           --   $  6,800
Executive Vice                      1999    288,708       163,663        --        116,544       24,000     $216,266     14,439
President - Customer                1998    207,667       110,943        --         48,000           --           --      9,758
Care/Shared Services

Douglas S. Horan ............       2000   $281,667      $200,000        --       $119,813       14,000           --   $  6,800
Senior Vice President/              1999    238,000       200,000        --         86,888       12,000           --      9,600
Strategy, Law & Policy,             1998    208,750       196,750        --         59,625       14,000           --     59,600
Clerk and General Counsel

James J. Judge ..............       2000   $281,667      $200,000        --       $119,813       14,000           --   $  6,800
Senior Vice President,              1999    238,000       200,000        --         86,888       12,000           --      9,600
Treasurer and Chief                 1998    205,417       196,750        --         59,625       14,000           --     59,600
Financial Officer

(1) The amounts in this column represent the aggregate total of cash compensation received and compensation deferred by the above-named individuals. Compensation was deferred in 2000 pursuant to the provisions of NSTAR's Deferred Compensation Plan.

(2) The dollar value of perquisites and other personal benefits, securities or properties totaling either $50,000 or 10% of total annual salary and bonus, together with various other earnings, amounts reimbursed for the payment of taxes and the dollar value of any stock discounts not generally available are required to be disclosed in this column. In 2000, there were no such perquisites, earnings, reimbursements or discounts paid or made in excess of such limits.

(3) Deferred Common Share awards are valued at the closing market price as of the date of the grant. The awards vest one-third on each of the first, second and third anniversaries of the date of the grant. Dividends will accrue on the awards from the date of grant and are payable in the form of additional shares, which vest at the same time the awards vest. Aggregate deferred Common Share holdings and the value thereof based on the closing price of the Common Shares on December 31, 2000 are as follows: Mr. May, 25,667 shares ($1,100,473); Mr. Wright, 7,000 shares ($300,125); Ms.
      McLaughlin, 3,700 shares ($158,638); Mr. Horan 4,600 shares ($197,225) and
      Mr. Judge, 4,600 shares ($197,225).

(4) The amounts in this column represent the value (as of August 25, 1999) of restricted common shares of Commonwealth Energy System awarded to Mr. Wright and Ms. McLaughlin under Commonwealth Energy System's Long-Term Incentive Plan, which shares vested and were exchanged for 1.05 NSTAR Common Shares for each Commonwealth Energy System share upon the merger of Commonwealth Energy System and BEC Energy.

(5) The amounts in this column represent the aggregate contributions or account credits made by NSTAR and its subsidiary companies during 2000 on behalf of the above-named individuals to the NSTAR Savings Plan. The NSTAR Savings Plan is a defined contribution plan. The Plan incorporates salary deferral provisions pursuant to Section 401(k) of the Internal Revenue Code for all employees who have elected to participate on that basis. In addition, Messrs. Horan and Judge received payment in 1998 in the amount of $50,000 under retention agreements entered into in 1996.

                              Option Grants in 2000

                                    Individual Grants
                        ----------------------------------------
                        Number of       % of Total                                        Grant
                        Securities        Options       Exercise                          Date
                        Underlying      Granted to       or Base                         Present
                          Options        Employees        Price          Expiration       Value
Name                    Granted (1)       In 2000        ($/Sh.)            Date         ($) (2)
----                    -----------       -------        -------            ----         -------
Thomas J. May             60,000           18.9%         $44.375          4-25-2010      $419,940
Russell D. Wright         35,000           11.1%         $44.375          4-25-2010      $244,965
Deborah A. McLaughlin     18,000            5.7%         $44.375          4-25-2010      $125,982
Douglas S. Horan          14,000            4.4%         $44.375          4-25-2010       $97,986
James J. Judge            14,000            4.4%         $44.375          4-25-2010       $97,986

      (1)   Options vest one-third annually beginning April 26, 2001.

      (2) Based on the closing price of $44.375 on April 26, 2000. The grant date present values were determined using the Black-Scholes option pricing model. There is no assurance that the value realized will be at or near the value estimated by the Black-Scholes model. Assumptions used for the model are as follows: stock volatility, 20%; risk-free rate of return, 6.48%; dividend yield, 4.64%; and time to exercise, four years.

               Aggregated Option/SAR Exercises and Fiscal Year-End
                               Option Value Table

                                                     Value of Securities
                                                    Number of Securities         Underlying Unexercised
                                                   Underlying Unexercised         In-the-Money Options
                    Shares/SARs                Options At Fiscal Year-End (#)  At Fiscal Year-End ($) (1)
                    Acquired on      Value     ------------------------------  --------------------------
Name               Exercise (#)  Realized ($)     Exercisable/Unexercisable     Exercisable/Unexercisable
----               ------------  ------------     -------------------------     -------------------------
Thomas J. May             0           $0               166,333/132,667             $1,852,000/$141,501
Russell D. Wright         0           $0                14,333/63,667                $32,249/$64,501
Deborah A. McLaughlin     0           $0                8,000/34,000                 $18,000/$36,000
Douglas S. Horan          0           $0                38,333/26,667               $463,291/$26,584
James J. Judge            0           $0                36,733/26,667               $435,891/$26,584

      (1) Based on the closing price of NSTAR Common Shares on December 31, 2000 of $42.875.

Retirement Plans

The following table shows the estimated annual retirement benefits payable to executive officers under NSTAR's tax qualified pension plan and Supplemental Executive Retirement Plan, assuming retirement at age 65. The NSTAR Pension Plan is a non-contributory defined benefit plan which covers substantially all of the employees of the Company, including the Named Executive Officers. The Pension Plan provides benefits which vary according to pay, subject to a $170,000 limitation (as indexed) on eligible compensation. The benefit is payable following termination of employment either as a lump sum or in one of several annuity options. The Supplemental Executive Retirement Plan is a non-qualified pension plan providing a maximum benefit of 60% of compensation after attainment of 20 years of credited service and age 62. The Supplemental Executive Retirement Plan provides the incremental benefits in excess of the benefits paid under the qualified plan necessary to reach the benefit shown in the table. The benefits presented are based on a straight life annuity and do not take into account a reduction in benefits of up to 50% of the participant's primary Social Security benefit.

                                                   PENSION PLAN TABLE

                                                Years of Credited Service
   Average Annual     -------------------------------------------------------------------------------
    Compensation      10 Years     15 Years       20 Years     25 Years       30 Years       35 Years
    ------------      --------     --------       --------     --------       --------       --------
    $  200,000 ...... $ 60,000     $ 90,000     $  120,000   $  120,000     $  120,000     $  120,000
       400,000 ......  120,000      180,000        240,000      240,000        240,000        240,000
       600,000 ......  180,000      270,000        360,000      360,000        360,000        360,000
       800,000 ......  240,000      360,000        480,000      480,000        480,000        480,000
     1,000,000 ......  300,000      450,000        600,000      600,000        600,000        600,000
     1,200,000 ......  360,000      540,000        720,000      720,000        720,000        720,000
     1,400,000 ......  420,000      630,000        840,000      840,000        840,000        840,000
     1,600,000 ......  480,000      720,000        960,000      960,000        960,000        960,000
     1,800,000 ......  540,000      810,000      1,080,000    1,080,000      1,080,000      1,080,000

For purposes of computing retirement benefits, Mr. May, Mr. Wright, Ms. McLaughlin, Mr. Horan and Mr. Judge currently have 25, 33, 21, 23 and 23 years of credited service, respectively.

Final average compensation for purposes of calculating the benefits under the Supplemental Executive Retirement Plan is the highest average annual compensation of the participant during any consecutive 36-month period. Compensation taken into account in calculating the benefits described above includes salary and annual bonus, including any amounts deferred under the terms of the Deferred Compensation Plan.

Change in Control/Employment Agreements

Change in Control Agreements

NSTAR has entered into Change in Control Agreements (the "CIC Agreements") with certain key employees, including the Named Executive Officers, which provide severance benefits in the event of certain terminations of employment following a "Change in Control" (as defined below). If, following a Change in Control, a Named Executive Officer's employment were to be terminated other than for cause or for reasons specified in the CIC Agreements, the employee would receive severance pay in an amount equal to two times (three times in the case of Mr. May and Mr. Wright) the sum of his or her annual base salary, at the rate in effect immediately prior to the date of termination or immediately before the Change in Control, whichever is higher, plus an amount equal to his or her actual bonus paid in respect of the most recently completed fiscal year or his or her target bonus for the fiscal year in which the termination occurs, whichever is higher. In addition, the CIC Agreements provide for a pro rated bonus payment for the year in which the termination occurs, the immediate vesting of bonus awards, immediate payment of deferred compensation amounts upon such termination and payments equal to the benefit the executive would have received under NSTAR's Savings and Pension plans, assuming the executive was vested and remained employed for an additional two years (three years in the case of Mr. May and Mr. Wright). For two years (three years in the case of Mr. May and Mr. Wright) following any such termination of employment, the executive would be entitled to participate in all welfare plans provided by NSTAR. The CIC Agreements further provide for a "gross-up" payment under which, if amounts paid under such agreements would be subject to a federal excise tax on "excess parachute payments," NSTAR would pay the executive an additional amount, so that after payment of all such taxes by the executive, he or she will have received the amount otherwise payable in the absence of any such tax. A Change in Control under the agreement generally includes the following events: (i) a person or group becomes the beneficial owner of more than 30% of the voting power of NSTAR's Common Shares; (ii) continuing trustees cease to be a majority of the NSTAR Board; (iii) a consolidation, merger or other reorganization or sale or other disposition of all or substantially all of the assets of NSTAR (other than certain defined transactions); or (iv) approval by Common Shareholders of a complete liquidation or dissolution of NSTAR.

Employment Agreements

NSTAR has entered into employment agreements with Messrs. May and Wright. The term of each agreement is five years from August 25, 1999. Under the terms of his employment agreement, Mr. May will serve as the Chairman of the Board and Chief Executive Officer of NSTAR. In addition to base pay, Mr. May will be entitled to participate in NSTAR's incentive compensation, retirement and welfare programs available to executives of NSTAR as determined by the NSTAR Board of Trustees.

Under the terms of his employment agreement, Mr. Wright will serve as President and Chief Operating Officer of NSTAR. In addition to base salary, he will also be entitled to participate in NSTAR's incentive compensation, retirement and welfare programs available to executives of NSTAR as determined by the NSTAR Board of Trustees.

                             STOCK PERFORMANCE GRAPH

The line-graph presentation set forth below compares cumulative five-year total stockholder returns with the S&P 500 Stock index and an index of peer companies selected by NSTAR. NSTAR has approved the use of the Edison Electric Industry Index (EEI Index), a recognized industry index of 71 investor-owned utility companies. Consistent with the stock price and stock/cash election terms which were approved by Shareholders in the 1999 merger, the graph describes performance of BEC Energy over the term preceding the BEC Energy/Commonwealth Energy System merger and of NSTAR from August 25, 1999 to December 31, 2000. Pursuant to the SEC's regulations, the graph below depicts the investment of $100 at the commencement of the measurement period, with dividends reinvested.

                              [PERFORMANCE CHART]

                           -----------------------------------------------------
                                     1996     1997     1998     1999     2000
--------------------------------------------------------------------------------
NSTAR                       $100     $ 98     $147     $167     $173     $192
--------------------------------------------------------------------------------
S&P 500 Index               $100     $122     $163     $210     $254     $231
--------------------------------------------------------------------------------
EEI Index                   $100     $101     $129     $147     $119     $177
--------------------------------------------------------------------------------

                                  OTHER MATTERS

Voting Procedures

Pursuant to Massachusetts law and the terms of NSTAR's Declaration of Trust, a majority of the shares entitled to be cast on a particular matter, present in person or represented by proxy, constitutes a quorum as to such matter. Votes cast by proxy or in person at the Annual Meeting will be counted by persons appointed by the Company to act as election inspectors for the meeting.


Trustees will be elected by a plurality of the votes properly cast at the meeting. As stated, votes may be cast by mail or electronically either by telephone or the Internet. Instructions with respect to electronic voting are enclosed on the proxy card. The election inspectors will count shares represented by proxies that withhold authority to vote for a nominee for election as a trustee or that reflect abstentions and "broker non-votes" (i.e., shares represented at the meeting held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) only as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Neither abstentions nor broker non-votes have any effect on the outcome of voting on the election of trustees.

Adjournment of Meeting

If sufficient votes in favor of any of the proposals set forth in the Notice of Annual Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies with respect to any such proposals. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against any such adjournment those proxies required to be voted against any of such proposals. NSTAR will pay the costs of any additional solicitation and of any adjourned session.

Independent Accountants

Representatives of PricewaterhouseCoopers LLP, NSTAR's independent accountants, will be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. The representatives will be available to respond to appropriate questions by Shareholders.

Other Business

The Board of Trustees of NSTAR has no reason to believe that any other business will be presented at the Annual Meeting. If any other business shall be presented, votes pursuant to the proxy will be cast thereon in accordance with the discretion of the persons named in the accompanying proxy.

Shareholder Proposals

Shareholders of NSTAR who wish to make a proposal at the 2002 Annual Meeting and have such proposal be eligible for inclusion in the NSTAR proxy statement should submit the proposal to NSTAR at its principal office at 800 Boylston Street, Boston, Massachusetts, 02199, Attention: Douglas S. Horan, Clerk, on or before November 21, 2001. NSTAR Shareholders who wish to make a proposal at the 2002 Annual Meeting without regard to whether it will be included in NSTAR's proxy material should notify NSTAR no later than February 7, 2002. If a Shareholder who wishes to present a proposal fails to notify NSTAR by the due date, the proxies that management solicits for the meeting will accord them discretionary authority to vote on the Shareholder's proposal if it is properly brought before the meeting.

Shareholder Nominations of Trustees

The NSTAR Board will consider nominations of candidates for election as trustees from Shareholders which are submitted in accordance with the procedures set forth in Section 2.1 of NSTAR's Bylaws. In general, these procedures require that Shareholder nominations for 2002 must be submitted to the Clerk of NSTAR in writing on or before March 12, 2002, and must contain certain specified information concerning the person to be nominated and the Shareholder submitting the nomination, together with the consent of the nominee to serve as trustee if so elected.

If a Shareholder who wishes to make a trustee nomination fails to notify NSTAR by the due date, the proxies that management solicits for the Annual Meeting will accord them discretionary authority to vote on the trustee nomination if it is properly brought before the meeting.

The greater part of the holdings of NSTAR's Common Shares are widely distributed in small lots. It is important, therefore, in order to secure representation at the Annual Meeting of the number of shares necessary to take action, that all Shareholders who cannot be present in person, however small their holdings, fill in, sign and return the enclosed proxy or cast their vote electronically without delay. A postage-paid envelope is enclosed for written proxies.

                                                                      APPENDIX A

                             NSTAR BOARD OF TRUSTEES

                  Audit, Finance and Risk Management Committee

                                     Charter

      (Established by vote of the Board of Trustees dated January 25, 2001)

Purpose

The responsibility of the Audit, Finance and Risk Management Committee is to assist the Board of Trustees in the discharge of the Board's oversight responsibilities with respect to: (i) the financial information provided to shareholders and the independent audit thereof, and (ii) the accounting and financial reporting principles, polices and systems of controls and procedures established by management. The Committee also reviews the short and long-term financing requirements of NSTAR and its risk management and legal compliance programs.

Composition

The Audit, Finance and Risk Management Committee shall be comprised of a minimum of three outside trustees of NSTAR. The members of the Audit, Finance and Risk Management Committee shall satisfy the independence and experience requirements of the New York Stock Exchange as such requirements are interpreted by the Board of Trustees in its business judgment.

Duties and Proceedings

The Audit, Finance and Risk Management Committee shall assist the Board of Trustees in its oversight responsibilities by:

      1. Evaluating the performance and independence of the independent public accountants. Based on this evaluation, the Committee shall recommend to the Board of Trustees the engagement or discharge of the independent public accountants and approve the fees to be paid to the independent public accountants. The independent public accountants are accountable to the Board of Trustees and to the Audit, Finance and Risk Management Committee.

      2. Reviewing a periodic written report from the independent public accountants, which report shall be required to disclose all relationships between the independent public accountants and the Company; addressing the matters set forth in Independence Standards Board No. 1; discussing with the independent public accountants and evaluating any disclosed relationships or services that may impact the independent public accountants' objectivity and independence; and, in response to that information, recommend to the Board of Trustees what action, if any, should be taken to satisfy the Board of the independent public accountants' independence.

      3. Evaluating and discussing with the internal auditors and the independent public accountants their annual audit plans, including the degree of coordination of the respective plans, subsequent changes to the plans, and progress in accomplishing the plans.

      4. Instructing the internal auditors and the independent public accountants that the Committee expects to be advised if there are any areas that require its special attention.

      5. Reviewing the Company's audited annual financial statements, and discussing with the independent public accountants and management any significant issues related to accounting policies, principles and procedures. Based on that review and discussion, recommending to the Board of Trustees that the audited financial statements be included in the Company's Annual Report on Form 10-K.

      6. Discussing with management and the independent public accountants the Company's quarterly financial statements and any significant issues as required to be discussed by Statement of Auditing Standards No. 61, prior to the filing of Form 10-Q. In addition, discussing with management and the independent public accountants NSTAR's results of operations prior to the release of quarterly earnings to the public.

      7. Assessing and discussing with the internal auditors their findings and evaluations of internal controls and management's responses to recommendations for improvements in internal controls.

      8. Assessing and discussing with management NSTAR's short and long-term financing requirements.

      9. Assessing and discussing with management NSTAR's risk management program and legal compliance program.

      10. Preparing the report required by the rules of the SEC to be included in the Company's annual Proxy Statement.

      11. Holding regularly scheduled meetings and such special meetings as circumstances dictate. The Audit, Finance and Risk Management Committee shall meet separately at least annually with management, the internal auditors and the independent public accountants to discuss any matters that the Audit, Finance and Risk Management Committee or any of these persons or firms believe should be discussed privately. The Audit, Finance and Risk Management Committee shall have the authority to retain special legal, accounting or other consultants to advise it.

Each member of the Committee shall be entitled to rely on: (i) the integrity of those persons and organizations within and outside NSTAR from which it receives information, and (ii) the accuracy of the financial and other information provided to the Audit, Finance and Risk Management Committee by such persons or organizations, absent actual knowledge to the contrary. In the event of such knowledge, this shall be reported promptly to the Board of Trustees. It is not the responsibility of the Audit, Finance and Risk Management Committee to determine whether NSTAR's financial statements are complete and accurate and in accordance with generally accepted accounting principles, to plan or conduct audits, to conduct investigations, or to assure compliance with laws, regulations, or any internal rules or policies of NSTAR.

                           ELECTION TO OBTAIN NSTAR'S
                                PROXY MATERIALS
                       ELECTRONICALLY INSTEAD OF BY MAIL

Shareholders may elect to receive NSTAR's annual report and proxy statement through the Internet INSTEAD of receiving copies through the mail. NSTAR is offering this service to provide added convenience to shareholders and to reduce printing and mailing costs.

To take advantage of this option, shareholders must have the ability to access the Internet. Costs normally associated with electronic access, such as usage and telephone charges, will be borne by the shareholder.

TO ELECT THIS OPTION, GO TO OUR WEBSITE WWW.NSTARONLINE.COM and select "Financial Information". Shareholders who elect electronic distribution will be notified each year by e-mail on how to access proxy materials and how to use the Internet to vote their shares.

If you consent to receive NSTAR's future proxy materials electronically, your consent will remain in effect unless it is withdrawn by calling, writing, or e-mailing our Transfer Agent, EquiServe, at: 1-800-338-8446; P.O. Box 43016, Providence RI 02940-3016; www.equiserve.com. Also, if while this consent is in effect you decide you would like to receive a hard copy of the proxy materials, you may call, write or e-mail our Transfer Agent.



ZNST5B                      DETACH HERE IF MAILING


                           PROXY/VOTING INSTRUCTIONS

                                 [NSTAR LOGO]
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                     11:00 A.M. THURSDAY, APRIL 26, 2001
                    COPLEY THEATRE, 225 CLARENDON STREET
                            BOSTON, MASSACHUSETTS

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

    The undersigned hereby appoints Sheldon A. Buckler, Matina S. Horner and Thomas J. May and each of them proxies, with power of substitution, to act and vote in the name of the undersigned, with all the powers that the undersigned would possess if personally present, on all matters which may come before the Annual Meeting of Shareholders of NSTAR to be held on April 26, 2001 and any adjournments thereof.

    The proxies are hereby authorized and instructed upon the matters specified in the Notice of Annual Meeting as set forth on the reverse side hereof. IF NO CHOICE IS INDICATED AS TO A PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES SHALL VOTE IN THEIR BEST JUDGMENT ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

    The undersigned acknowledges receipt of the Notice of Annual Meeting and the related Proxy Statement.

-----------        UNLESS VOTING ELECTRONICALLY OR BY PHONE,       -----------
SEE REVERSE      PLEASE MARK, SIGN AND DATE THIS PROXY ON THE      SEE REVERSE
   SIDE            REVERSE SIDE AND RETURN PROMPTLY IN THE            SIDE
-----------                ACCOMPANYING ENVELOPE                   -----------

[NSTAR LOGO]                   YOU CAN VOTE YOUR SHARES BY TELEPHONE OR
c/o EquiServe                  INTERNET QUICKLY AND EASILY
P.O. Box 9398                  AVAILABLE 24 HOURS A DAY 7 DAYS A WEEK
Boston, MA 02205-9398
                               Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. To vote by phone or Internet, read the accompanying proxy statement and ballot and then follow these easy steps:

-----------------                          ----------------
VOTE BY TELEPHONE                          VOTE BY INTERNET
-----------------                          ----------------

--------------------------------------     -----------------------------------
Follow these four easy steps:              Follow these four easy steps:

1. Read the accompanying Proxy             1. Read the accompanying Proxy
   Statement and Proxy Card.                  Statement and Proxy Card.

2. Call the toll-free number               2. Go to the Website
   1-877-PRX-VOTE (1-877-779-8683).           www.eproxyvote.com/nst

3. Enter your 14-digit Voter Control       3. Enter your 14-digit Voter
   Number located on your Proxy Card          Control Number located on your
   above your name.                           Proxy Card above your name.

4. Follow the recorded instructions.       4. Follow the instructions
                                              provided.
--------------------------------------     -----------------------------------
YOUR VOTE IS IMPORTANT.                    YOUR VOTE IS IMPORTANT.


   DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET


ZNST5A                       DETACH HERE IF MAILING

      PLEASE MARK
/ X / VOTES AS IN
      THIS EXAMPLE.


      THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSAL 1.
      1. Election of Trustees
      NOMINEES:  (01) Sheldon A. Buckler, (02) Gary L. Countryman,
                 (03) Matina S. Horner, (04) Thomas J. May

           FOR                               WITHHELD
           ALL    /  /                 /  /  FROM ALL
        NOMINEES                             NOMINEES


   /  / ______________________________________
        For all nominees except as noted above


                                                       MARK HERE
                              MARK HERE              TO DISCONTINUE
                             FOR ADDRESS   /  /      MAILING ANNUAL       /  /
                             CHANGE AND            REPORT (For multiple
                            NOTE AT LEFT             accounts only)


                    Please sign exactly as your name appears. When signing as attorney, agent, guardian, executor, administrator, trustee or in another capacity, please give your full title as such.


Signature:__________________ Date:_________ Signature:_____________ Date:_____